SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 21, 2000


                                 CONCEPTUS, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                                     97-3170244
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 (State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
         Incorporation)

                                    000-27596
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                            (Commission File Number)


                1021 Howard Avenue, San Carlos, California 94070
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               (Address of Principal Executive Offices) (Zip Code)

                                 (650) 802-7240
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On July 21, 2000, Conceptus, Inc. raised approximately $14 million in a private placement of 1,940,000 shares of its Common Stock, par value $.003 per share, to institutional and other accredited investors. A copy of Conceptus' press release dated July 24, 2000 is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference herein in its entirety.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibit is filed as part of this Report:

                  99.1 Press Release of Conceptus, Inc. dated July 24, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CONCEPTUS, INC.
                                            (Registrant)

                                            By: /s/ Oliver Brouse
                                                --------------------------------
                                                Oliver Brouse
                                                Director Finance


Dated:   July 27, 2000


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                                  EXHIBIT INDEX

Exhibit
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99.1           Press Release of Conceptus, Inc. dated July 24, 2000.




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